UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 30, 2015

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	45-2460660
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court, Franklin, North Carolina 28734

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 30, 2015, the Board of Directors of Entegra Financial Corp. (the “Company”), appointed R. Matt Dunbar to the Board of Directors of the Company. The Company’s wholly-owned subsidiary, Macon Bank, Inc., also appointed Mr. Dunbar to its Board of Directors on July 30, 2015.

Compensatory arrangements for Mr. Dunbar will be consistent with the previously disclosed standard arrangements for non-employee directors of the Company, as described on page 23 of the Company’s proxy statement for its 2015 annual meeting of shareholders filed with the Securities and Exchange Commission on April 10, 2015.

Mr. Dunbar has yet to be appointed to any committees of the Company’s Board of Directors.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Item	Description

99.1	Press Release dated August 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: August 3, 2015	By:	/s/ David A. Bright
David A. Bright
Chief Financial Officer

Exhibit Index

99.1	Press Release dated August 3, 2015.